SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
Amendment No. __
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-12
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

Principal Variable Contracts Funds, Inc. 711 High Street, Des Moines, IA 50392 515 247 5111 tel
August 28, 2020
Dear Contract Owner:
A Special Meeting of Shareholders (including any postponements or adjournments, the "Meeting") of the LargeCap Growth Account I (the "Account"), a separate series of Principal Variable Contracts Funds, Inc. ("PVC"), will be held on October 28, 2020, at 10:30 a.m., Central Time. Due to the COVID-19 pandemic, the Meeting will be held by audio teleconference only. In-person attendance at the Meeting will not be allowed.
At the Meeting, shareholders of the Account will be asked to approve a change to the Account's sub-classification under the Investment Company Act of 1940, as amended, from "diversified" to "non-diversified" and to change the related fundamental investment restriction.
The Account's shareholders of record are insurance company separate accounts that offer variable life and variable annuity contracts. You are receiving these materials because you own a variable annuity contract or variable life insurance policy issued by an insurance company that is a shareholder of record, and you have allocated contract value of such contract or policy. As a result, you have the right to instruct your insurance company how to vote the shares of the Account. Your insurance company will vote, in accordance with your instructions, the number of Account shares that represents that portion of your contract value invested in the Account as of the close of business on August 19, 2020, the record date for the Meeting (the "Record Date").
Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement, and the voting instruction card(s) for shares of the Account to which you had allocated contract value as of the Record Date. The Proxy Statement provides background information and describes in detail the proposal to be voted on at the Meeting.
The PVC Board of Directors has approved the proposal and recommends that you give voting instructions “For” the proposal.
In order for your shares to be voted at the Meeting, we urge you to read the Proxy Statement and then give voting instructions in one of the following three ways:
By Internet: Follow the instructions located on your voting instruction card(s). Be sure you have your control number, as printed on your voting instruction card(s), available at the time you log on.
By Phone: The phone number is located on your voting instruction card(s). Be sure you have your control number, as printed on your voting instruction card(s), available when you call.
By Mail: Vote, sign, and date your voting instruction card(s) and return in the postage-paid envelope provided in this proxy package, allowing sufficient time for receipt prior to the Meeting.
To participate in the Meeting, you must email shareholdermeetings@computershare.com no later than 4:00 p.m., Central Time, on October 26, 2020, and provide your full name and address. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.
We appreciate you taking the time to respond to this matter. Your vote is important. If you have questions regarding the Meeting or these proxy materials, please call our Shareholder Services Department toll-free at 1-800-222-5852.

Sincerely,

Kamal Bhatia
President and Chief Executive Officer

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders and Contract Owners of the LargeCap Growth Account I:
Notice is hereby given that a Special Meeting of Shareholders (including any postponements or adjournments, the "Meeting") of the LargeCap Growth Account I (the "Account"), a separate series of Principal Variable Contracts Funds, Inc. ("PVC"), will be held on October 28, 2020, at 10:30 a.m., Central Time. Due to the COVID-19 pandemic, the Meeting will be held by audio teleconference only. In-person attendance at the Meeting will not be allowed.
A Proxy Statement providing information about the following proposal to be voted on at the Meeting is included with this Notice. The Meeting is being held to consider and vote on such proposal, as well as any other business that may properly come before the Meeting.

Proposal:
Approval to change the Account's sub-classification under the Investment Company Act of 1940, as amended, from "diversified" to "non-diversified" and to change the related fundamental investment restriction.

The PVC Board of Directors recommends that you vote, or give voting instructions, "For" the proposal.
Approval of the proposal requires the affirmative vote of the holders of at least a "Majority of the Outstanding Voting Securities" (as defined in the accompanying Proxy Statement under "Voting Information - Voting Rights") of the Account.
Each Account shareholder of record at the close of business on August 19, 2020, the record date for the Meeting, is entitled to receive notice of and to vote at the Meeting. The Account's shareholders of record are insurance company separate accounts that offer variable life and variable annuity contracts. If you are a Contract Owner, you are receiving these materials because you own a variable annuity contract or variable life insurance policy issued by an insurance company that is a shareholder of record, and you have allocated contract value of such contract or policy to the Account. As a result, you have the right to instruct your insurance company how to vote the shares of the Account. Shareholders and Contract Owners may change their vote and revoke their proxy at any time before it is voted at the Meeting by following the procedures outlined in the accompanying Proxy Statement under "Voting Information - Voting Procedures for Shareholders" and "Voting Information - Contract Owner Voting Instructions."
To participate in the Meeting, you must email shareholdermeetings@computershare.com no later than 4:00 p.m., Central Time, on October 26, 2020, and provide your full name and address. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.
To save the Account from incurring the cost of additional solicitations, please review the proxy materials and vote today.

For the Board of Directors

Beth C. Wilson
Vice President and Secretary
Dated: August 28, 2020
Important Notice Regarding Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on October 28, 2020
The Notice of Special Meeting of Shareholders, Proxy Statement, and Form(s) of Proxy Card and Voting Instruction Card are available on the Internet at www.proxy-direct.com/pri-31596.

TABLE OF CONTENTS

		Page
Introduction		4
Voting Information		4
Proposal	Approval to change the Account's sub-classification under the Investment Company Act of 1940, as amended, from "diversified" to "non-diversified" and to change the related fundamental investment restriction	7
Other Matters		8
Appendix A	Outstanding Shares and Share Ownership	A-1

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street
Des Moines, Iowa 50392

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 28, 2020
INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Principal Variable Contracts Funds, Inc. ("PVC") to be used at a Special Meeting of Shareholders (including any postponements or adjournments, the "Meeting") of the LargeCap Growth Account I (the "Account"), a separate series of PVC, to be held via audio teleconference on October 28, 2020, at 10:30 a.m., Central Time. This Proxy Statement and accompanying forms of proxy and voting instruction cards will be sent to shareholders of the Account on or about September 4, 2020. Account shareholders of record at the close of business on August 19, 2020, are entitled to vote on the proposal, as set forth below.
Shares of the Account are owned of record by insurance company separate accounts (“Separate Accounts”) established to fund benefits under variable annuity contracts and variable life insurance policies (each, a “Contract”) issued by such insurance companies (each, an “Insurance Company”). Persons holding Contracts are referred to herein as “Contract Owners.”
PVC is a Maryland corporation and an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). PVC currently offers 33 separate series (the "PVC Accounts"), including the Account.
PVC's sponsor is Principal Life Insurance Company, an insurance company organized in 1879 under the laws of the State of Iowa (“Principal Life”), and the investment advisor and fund administrator to the PVC Accounts is Principal Global Investors, LLC (“PGI”). Principal Funds Distributor, Inc. (the “Distributor”) is the distributor for all share classes of the PVC Accounts. Principal Life, PGI, and the Distributor are indirect, wholly owned subsidiaries of Principal Financial Group, Inc. The address of Principal Life and PGI is in care of the Principal Financial Group, 711 High Street, Des Moines, IA 50392. The Distributor's address is 620 Coolidge Drive, Suite 300, Folsom, CA 95630.
PVC will furnish, without charge, copies of its most recent annual and semi-annual shareholder reports to any shareholder or Contract Owner upon request. To obtain a copy of a report, please contact PVC by calling the Shareholder Services Department toll-free at 1-800-222-5852 or by writing to PVC at P.O. Box 219971, Kansas City, MO 64121-9971. Copies of each PVC Account's most recent annual and semi-annual shareholder reports can also be obtained at www.principalfunds.com/prospectuses-pvc or on the SEC's EDGAR Database on its Internet site at www.sec.gov.
VOTING INFORMATION
Voting Procedures for Shareholders. Please vote your shares by returning the enclosed proxy card(s) in the enclosed postage-paid envelope or by following the instructions on the proxy card(s) for voting by Internet or telephone. Due to the COVID-19 pandemic, the Meeting will be held by audio teleconference only. In-person attendance at the Meeting will not be allowed.
To participate in the Meeting, you must email shareholdermeetings@computershare.com no later than 4:00 p.m., Central Time, on October 26, 2020, and provide your full name and address. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.

If you properly complete and return the enclosed proxy card(s) (or if you give your proxy by Internet or telephone), the persons named on the card(s) as proxies will vote your shares as you indicate on the card(s) (or as you instruct by Internet or telephone) or "For" approval of the proposal if you do not give an indication. You may change your vote and revoke your proxy at any time before it is voted at the Meeting in any of the following ways:
(i) by sending a written notice of revocation to the Meeting Secretary of Principal Variable Contracts Funds, Inc., in care of Principal Financial Group, 711 High Street, Des Moines, Iowa 50392;
(ii) by submitting another properly completed and signed proxy card at a later date to the Meeting Secretary of Principal Variable Contracts Funds, Inc., in care of Principal Financial Group, 711 High Street, Des Moines, Iowa 50392;
(iii) by submitting another proxy by the Internet or telephone at a later date; or
(iv) attending the Meeting via audio teleconference and voting during the Meeting after giving oral notice of the revocation to the Chair of the Meeting.
Voting Rights. Only shareholders of record at the close of business on August 19, 2020 (the “Record Date”), are entitled to vote. You are entitled to one vote on the proposal for each share of the Account you hold, and fractional votes for fractional shares held.
For approval, the proposal requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined in the 1940 Act to mean, with respect to the Account, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Account present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Account are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Account (such lesser amount being a “Majority of the Outstanding Voting Securities”). Under this definition, the proposal could be approved by as little as approximately one-third of the outstanding voting securities of the Account. For purposes of this paragraph and the remaining paragraphs of this "Voting Information" section, shareholders that attend the Meeting by audio teleconference will be considered to be present in person.
The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information is set forth in Appendix A to this Proxy Statement.
Quorum Requirements; Abstentions and Broker Non-Votes. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of the Account outstanding at the close of business on the Record Date constitutes a quorum for a meeting of the Account.
Abstentions, if any, will be considered present for purposes of determining the existence of a quorum but will be disregarded in determining the votes cast on the proposal. As a result, because the proposal requires the affirmative vote of a Majority of the Outstanding Voting Securities, as defined above, abstentions will have the effect of a vote against the proposal.
Broker non-votes, if any, will also be considered present for purposes of determining the existence of a quorum but will be disregarded in determining the votes cast on the proposal. A broker non-vote occurs when a broker or nominee indicates it has not received voting instructions from a shareholder and is barred from voting the shares without such shareholder instructions because the proposal is considered non-routine under the rules of the New York Stock Exchange. The proposal may be considered non-routine, so your broker or nominee likely will not be permitted to vote your shares if it has not received instructions from you, resulting in broker non-votes. A broker non-vote on the proposal will have the same effect as a vote against the proposal.
If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Account present in person or by proxy at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

Contract Owner Voting Instructions. Shares of the Account are sold to Separate Accounts of the Insurance Companies and are used to fund benefits under Contracts. Each Contract Owner has the right to instruct such Contract Owner's Insurance Company how to vote the shares of the Account that represent the Contract Owner's contract value. Contract Owners can do so by marking voting instructions on the voting instruction card(s) enclosed with this Proxy Statement and then signing and dating the voting instruction card(s) and mailing the card(s) in the postage-paid envelope provided or by following the instructions on the voting instruction card(s) for voting by Internet or telephone. If a card is not marked to indicate voting instructions, but is signed, dated, and returned, it will be treated as an instruction to vote the shares in favor of the proposal. Each Insurance Company will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions. Each Insurance Company will vote the shares for which it does not receive timely voting instructions from Contract Owners in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any broker non-votes. Because of the proportional voting described above, it is unlikely that quorum requirements for the Meeting will not be satisfied, and, as a result, a small number of Contract Owners can determine the outcome of the voting.
To participate in the Meeting, you must email shareholdermeetings@computershare.com no later than 4:00 p.m., Central Time, on October 26, 2020, and provide your full name and address. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.
Contract Owners should contact their Insurance Companies for information on how to revoke previously given voting instructions, including applicable deadlines. Contract Owners should see their Variable Contract prospectus for information on how to contact their Insurance Company.
Solicitation Procedures. PVC intends to solicit proxies by mail. Officers or employees of PVC, PGI, or their affiliates may make additional solicitations by telephone, Internet, or personal contact. They will not be specially compensated for these services. Brokerage houses, banks, and other fiduciaries may be requested to forward soliciting materials to their customers and to obtain authorization for the execution of proxies. For those services, PVC will reimburse them for their out-of-pocket expenses. PVC has retained the services of a professional proxy soliciting firm, Computershare Fund Services, to assist in soliciting proxies and provide other services in connection therewith and estimates that the cost of such services will be approximately $35,000.
Expenses of the Meeting. The Account will pay the expenses of the Meeting, including those associated with the preparation and distribution of proxy materials and the solicitation of proxies.

PROPOSAL
APPROVAL TO
CHANGE THE ACCOUNT'S SUB-CLASSIFICATION UNDER THE
INVESTMENT COMPANY ACT OF 1940, AS AMENDED, FROM "DIVERSIFIED" TO "NON-DIVERSIFIED" AND
TO CHANGE THE RELATED FUNDAMENTAL INVESTMENT RESTRICTION
The Account's investment objective is to seek long-term growth of capital. Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of purchase. PGI, as the Account's investment advisor, monitors the Account relative to the Russell 1000® Growth Index, which is the Account's benchmark index. PGI invests up to 30% of the Account's assets in equity securities in an attempt to match the performance of the Russell 1000® Growth Index. The Account's remaining assets are actively managed by two sub-advisors, Brown Advisory, LLC and T. Rowe Price Associates, Inc.
Currently, the Account is sub-classified as a “diversified” fund for purposes of Section 5(b) of the 1940 Act and has adopted a related fundamental investment restriction. As a result, the Account is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, the Account may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. Additionally, with respect to 75% of its total assets, the Account may not hold more than 10% of the outstanding voting securities of any one issuer. These restrictions do not apply to U.S. government securities, securities of other investment companies, or cash and cash items (including receivables).
Subject to approval of the Account's shareholders, the Board has approved a change to the Account's sub-classification under the 1940 Act to a “non-diversified” company and a change to the Account's related fundamental investment restriction. This fundamental investment restriction, which may only be changed with shareholder approval, currently provides that the Account, as a fundamental policy, has "elected to be treated as a 'diversified' investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time." If approved by Account shareholders, the Account will change this fundamental investment restriction so it provides that the Account, as a fundamental policy, has "elected to be non-diversified." In determining to approve the change to a "non-diversified" fund, the Board considered information from PGI regarding the potential impact of the change on the Fund and its shareholders, as well as the following.
As noted above, the Account's benchmark is the Russell 1000® Growth Index. Each constituent's weighting in the index adjusts based on the market capitalization of the constituents. Large constituents in the index carry higher percentage weightings, while smaller constituents in the index have lower weightings. Recently, the rise in the share prices and, therefore, market capitalizations of a few constituents of the index have outpaced those of the other constituents. As a result, these large index constituents have grown to each represent more than 5% of the index and, at times, nearly 25% or more of the index in the aggregate. If the Account invests in these large index constituents in similar proportions as the index, the Account would likely become a "non-diversified" company, which is prohibited by the 1940 Act unless the Account obtains prior shareholder approval of the change to its diversification sub-classification. Changing the Account's status to "non-diversified" would give the Account's portfolio managers enhanced flexibility to invest a greater portion of the Account's assets in one or more of these large index constituents. No material changes to the Account's investment strategy are expected if shareholders of the Account approve this proposal.
If shareholders of the Account approve this proposal, the Account may be subject to additional investment risks. As a "non‑diversified" fund, the Account would be permitted to invest a greater percentage of its assets in fewer issuers than a "diversified" fund. As a result, the Account may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments. Accordingly, if shareholders of the Account approve this proposal, the Account could be subject to greater risk than it currently is subject to as a "diversified" fund. No other material changes to the Account's risks are expected if shareholders of the Account approve this proposal.

Even if shareholders of the Account approve this proposal, the Account intends to continue to comply with Federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”). For purposes of the IRC, the Account operates as a “regulated investment company.” As a regulated investment company under the IRC, the Account must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of the Account's total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Account's total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers controlled by the Account and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships. These Federal tax diversification requirements, or the Account's determination to comply with them, may change in the future without shareholder approval.
Required Vote. Approval of this proposal will require the affirmative vote of a Majority of the Outstanding Voting Securities (as defined above under “Voting Information - Voting Rights” ) of the Account. If shareholders of the Account do not approve this proposal, the Account will remain “diversified” and subject to the related fundamental investment restriction.
The 1940 Act rules permit a fund that is sub-classified as "non-diversified" to operate temporarily as "diversified" without a formal, shareholder-approved sub-classification change as long as the fund was diversified for less than three consecutive years. As a result, if shareholders of the Account approve the proposal, the Account may from time to time operate as "diversified" based upon prevailing market conditions and investment opportunities. If the Account operates as "diversified" for more than three consecutive years, the Account's formal sub-classification would automatically revert back to "diversified" from "non-diversified," without shareholder approval. Notwithstanding the foregoing, it is the current intention to operate the Account as "non-diversified" if shareholders of the Account approve the proposal.
OTHER MATTERS
PVC does not know of any matters to be presented at the Meeting other than the proposal described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.
PVC is not required to hold annual meetings of shareholders and, therefore, cannot determine when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of PVC or any PVC Account must be received by PVC a reasonable time before PVC commences soliciting proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.
Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is an Account shareholder of record, unless PVC has received instructions to the contrary. If you need additional copies of this Proxy Statement, or if you do not want the mailing of a Proxy Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact the Shareholder Services Department toll-free at 1-800-222-5852 or by writing to PVC at P.O. Box 219971, Kansas City, MO 64121-9971. PVC will promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed.
BY ORDER OF THE BOARD OF DIRECTORS
August 28, 2020
Des Moines, Iowa
It is important that proxies and voting instructions be returned promptly. Therefore, you are urged to complete, sign, date, and return the proxy/voting instruction card(s) in the enclosed envelope or give your proxy/voting instructions by Internet or telephone immediately.

APPENDIX A
OUTSTANDING SHARES AND SHARE OWNERSHIP

The following table shows, as of the Record Date, the number of shares outstanding and entitled to vote for each class of shares of the Account. All the shares of the Account are owned of record by Principal Life and other insurance companies. The ultimate parent entity of Principal Life is Principal Financial Group, Inc.

Share Class	Shares Outstanding
Class 1	12,995,449
As of the Record Date, the PVC directors and officers together owned beneficially less than 1% of the outstanding shares of any class of shares of the Account.
As of the Record Date, the following persons owned of record, or were known by PVC to own beneficially, 5% or more of the outstanding shares of any class of shares of the Account.

Class	Percent of Ownership	Numbers of Shares	Name and Address of Owner
Class 1	22.21%	2,875,202	PRINCIPAL LIFE INSURANCE CO CUST
			FLEX VARIABLE ANNUITY
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

	21.58%	2,793,809	PRINCIPAL LIFE INSURANCE CO CUST
			PRINFLEX LIFE
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

	18.17%	2,351,693	PRINCIPAL LIFE INSURANCE CO CUST
			EXECUTIVE VARIABLE UNIVERSAL LIFE II
			ATTN IND ACCTNG G-12-S41
			711 HIGH ST
			DES MOINES IA 50392-0001

	12.33%	1,596,500	PRINCIPAL LIFE INSURANCE CO CUST
			FBO PRINCIPAL INDIVIDUAL - EXECUTIVE VARIABLE UNIVERSAL LIFE
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

	6.10%	789,075	PRINCIPAL LIFE INSURANCE CO CUST
			FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
			ATTN INDIVIDUAL LIFE ACCOUNTING
			711 HIGH ST
			DES MOINES IA 50392-0001

A-1

YOUR VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign, and date this proxy card and return in the postage-paid envelope
Please detach at perforation before mailing.
PROXY CARD
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. (“PVC”)
LARGECAP GROWTH ACCOUNT I (the “Account”)
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2020
This proxy is solicited on behalf of the PVC Board of Directors. The undersigned shareholder appoints Laura B. Latham, Adam U. Shaikh, and Clint L. Woods, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the Special Meeting of Shareholders of the LargeCap Growth Account I (the "Account"), a separate series of Principal Variable Contracts Funds, Inc. ("PVC"), to be held via audio teleconference only on October 28, 2020, at 10:30 a.m., Central Time, and any adjournments or postponements thereof, all the shares of the Account that the undersigned shareholder would be entitled to vote if personally present. To participate in the Meeting, you must email shareholdermeetings@computershare.com no later than 4:00 p.m., Central Time, on October 26, 2020, and provide your full name and address. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.
Check the appropriate box on the reverse side of this ballot, date the ballot, and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the Proposal listed on the reverse side. The Proxies will also be authorized to vote in their discretion upon such other matters that may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PVC_31596_081820
PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED POSTAGE–PAID ENVELOPE.

xxxxxxxxxxxxxx	code

YOUR VOTE IS IMPORTANT
PLEASE VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to Be Held on October 28, 2020.
The Proxy Statement and Proxy Card for this Meeting are available at:
https://www.proxy-direct.com/pri-31596
IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD
Please detach at perforation before mailing.
In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.
The PVC Board of Directors recommends that you vote FOR the Proposal:
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A.	Proposal	FOR	AGAINST	ABSTAIN
1.
Approval to change the Account's sub-classification under the Investment Company Act of 1940, as amended, from "diversified" to "non-diversified" and to change the related fundamental investment restriction.
		☐	☐	☐
B.    Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note:
Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation, or other entity, or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below    Signature 1 ─ Please keep signature within the box    Signature 2 ─ Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	PVC2 31596	M xxxxxxxx

YOUR VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign, and date this Voting Instruction Card and return in the postage-paid envelope
Please detach at perforation before mailing.
VOTING INSTRUCTION CARD
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. (“PVC”)
LARGECAP GROWTH ACCOUNT I (the “Account”)
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS OCTOBER 28, 2020
[INSURANCE COMPANY NAME DROP-IN]
This Voting Instruction Card is solicited by the above-named insurance company seeking voting instructions with respect to shares of the LargeCap Growth Account I (the "Account"), a separate series of Principal Variable Contracts Funds, Inc. ("PVC"). The undersigned hereby instructs the above-named insurance company to vote all shares of the Account that are attributable to his or her variable annuity or variable life insurance contract at the Special Meeting of Shareholders to be held via audio teleconference only on October 28, 2020, at 10:30 a.m., Central Time, and any adjournments or postponements thereof, as indicated on the reverse side or in the discretion of the insurance company upon such other matters as may properly come before the Meeting. To participate in the Meeting, you must email shareholdermeetings@computershare.com no later than 4:00 p.m., Central Time, on October 26, 2020, and provide your full name and address. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.
Check the appropriate box on the reverse side of this card, date the card, and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement.
The Voting Instruction Card, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, the votes attributable to this Voting Instruction Card will be voted FOR the Proposal listed on the reverse side. Shares of the Account for which no instructions are received will be voted in the same proportion as votes for which instructions are received for the Account.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

PVC_31596_082720_VI
PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED POSTAGE–PAID ENVELOPE.

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YOUR VOTE IS IMPORTANT
Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to Be Held on October 28, 2020.
The Proxy Statement and Voting Instruction Card for this Meeting are available at:
https://www.proxy-direct.com/pri-31596
IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD
Please detach at perforation before mailing.
In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.
The PVC Board of Directors recommends that you vote FOR the Proposal:
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A.	Proposal	FOR	AGAINST	ABSTAIN
1.
Approval to change the Account's sub-classification under the Investment Company Act of 1940, as amended, from "diversified" to "non-diversified" and to change the related fundamental investment restriction.
		☐	☐	☐
B.    Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note:
Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation, or other entity, or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below    Signature 1 ─ Please keep signature within the box    Signature 2 ─ Please keep signature within the box

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